Dupree Mutual Funds

Supplement dated March 20, 2025 to the

Prospectus and Statement of Additional Information (“SAI”)

each dated October 28, 2024

Effective immediately, the heading “Portfolio Managers” in the Prospectus is replaced with “Portfolio Manager” and the disclosure thereunder is replaced in its entirety with the following:

Vincent Harrison serves as portfolio manager of the Fund. Mr. Harrison has been the lead portfolio manager of the Fund since 2004. The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in securities in the Fund.

Effective immediately, the heading “Fund Portfolio Managers” in the Prospectus is replaced with “Fund Portfolio Manager” and the disclosure thereunder is replaced in its entirety with the following:

Vincent Harrison serves as lead portfolio manager for all Funds in the Trust. Mr. Harrison has been portfolio manager of the Trust since 2004. The portfolio manager does not manage any other accounts other than the Funds. The Statement of Additional Information provides additional information about the portfolio manager’s compensation and ownership in securities of the Funds.

Effective immediately, the section entitled “Portfolio Managers” in the SAI is replaced with “Portfolio Manager” and the disclosure thereunder is revised as follows:

Vincent Harrison is the lead portfolio manager and is responsible for the day-to-day management of all the Funds offered by the Trust. Mr. Harrison served as assistant portfolio manager from 1999 to 2004 before becoming lead portfolio manager in 2004. Mr. Harrison does not provide portfolio management services to any other investment accounts. All portfolio management activities are overseen by Allen E. Grimes, III, who serves as the investment adviser’s Chief Compliance Officer.

Mr. Harrison is employed by the investment adviser for each of the Funds. The portfolio manager, like all other employees of Dupree & Company, Inc., is paid a fixed salary. All employees are eligible to receive discretionary bonuses. All employee benefits, i.e., insurance, retirement plans, etc. are the same for all employees of Dupree & Company, Inc.

Mr. Harrison owned shares in the Kentucky Tax-Free Income Series valued between $10,001-$50,000 as of June 30, 2024.

This Supplement dated March 20, 2025, provides relevant information for all shareholders and should be retained for future reference. The Fund’s Prospectus and SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling (859) 254-7741 or toll free (800) 866-0614.